Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

a)
On January 14, 2020, the Company received a second written notification from the NASDAQ Stock Market, indicating that the Company is eligible for an additional 180 calendar day period, from January 13, 2020 to July 13, 2020, to regain compliance with the minimum $1.00 per share bid price requirement for continued listing on the Nasdaq Capital Market, as the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2). The Company can cure this deficiency if the closing bid price of its common stock is $1.00 per share or higher for at least ten consecutive business days during the grace period. During this time, the Company’s common stock will continue to be listed and trade on the Nasdaq Capital Market.

b)
On February 24, 2020, the Compensation Committee granted an aggregate of 2,500,000 restricted shares of common stock pursuant to the Plan. Of the total 2,500,000 shares issued, 720,000 shares were granted to the non-executive members of the board of directors, 685,000 were granted to the executive officers, 970,000 shares were granted to certain of the Company’s non-executive employees and 125,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $0.32. All the shares will vest in equal tranches on each of the grant date, October 1, 2020 and October 1, 2021.

c)
On February 24, 2020, the Company received approval from the credit committee of Alpha Bank A.E. to, inter alia, amend the applicable thresholds and extend the maturities of the two credit facilities with the bank to December 31, 2022. This approval is subject to completion of definitive documentation.